UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2018

Speedprop Global Inc.

(Exact name of Registrant as specified in its charter)

NEVADA	333-212517	36-4820200
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

190 Toa Payoh Lorong 6 #02-514

Singapore 310190

(Address of principal executive offices, zip code)

Tel: +65 6681 6667

(Registrant’s telephone number, including area code)

NPQ Holdings Limited

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2018, Lim Wee Lee, resigned as the Chief Executive Officer of Speedprop Global Inc. (formerly NPQ Holdings Limited, the “Company”) effective immediately. Mr. Lim’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of the resignation letter sent via email from Mr. Lim to the Company dated July 3, 2018, is filed herewith as Exhibit 17.1.

On July 3, 2018, Leong Kwok Heng was appointed at the Chief Executive Officer of the Company.

Mr. Leong, age 63, works at Quest Services Sdn Bhd, where he has served as a Director from December of 1988 to the current date. Mr. Leong is a graduate of Tunku Abdul Rahman College in Mayalasia. He obtained a Professional Chartered Secretary in the United Kingdom and has been a Practicing Company Secretary since 1993.

There are no family relationships between Mr. Heng and any of our other officers and directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2018, the Board of Directors (the “Board”) of the Company deemed it beneficial to the Company and its shareholders to change the Company’s name from NPQ Holdings Limited to Speedprop Global, Inc. (the “Name Change”).

Accordingly, on July 6, 2018, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Articles of Incorporation of the Company to effect the Name Change (the “Certificate of Amendment”). The Certificate of Amendment provides that the Name Change shall be effective on July 6, 2018. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Name Change was unanimously approved by the Board by written consent in lieu of a meeting on July 3, 2018. The Name Change was approved by 61.71% of the Company’s shareholders by written consent in lieu of a meeting on July 3, 2018.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of the Registrant.*

17.1	Resignation Letter dated July 3, 2018.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedprop Global Inc.

Date: July 10, 2018	By:	/s/ Leong Kwok Heng
Leong Kwok Heng
Chief Executive Officer